Exhibit 99.1

CANOPY GROWTH ANNOUNCES RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

•	Shareholders overwhelmingly approve the creation of a new class of Exchangeable Shares of Canopy Growth, enabling the acceleration of Canopy Growth’s entry into the U.S. THC market, which is expected to be approximately $50B in 2026.[1]

•	Canopy USA expected to advance imminently with triggering acquisition of U.S. assets.

SMITHS FALLS, ONTARIO April 15, 2024 — Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED, Nasdaq: CGC) today announced the voting results from its special meeting of shareholders held on Friday, April 12, 2024 (the “Meeting”).

A total of 32,250,578 common shares of the Company (the “Shares”), representing 35.40% of the issued and outstanding Shares, were voted in connection with the Meeting by the Company's shareholders and proxyholders.

The sole matter put forward before the Company’s shareholders for consideration and approval, as set out in the Company’s definitive proxy statement dated February 12, 2024 (the “Proxy Statement”), was approved by the requisite number of votes cast at the Meeting, as further detailed below.

At the Meeting, shareholders passed a special resolution authorizing an amendment (the “Amendment Proposal”) to the Company’s articles of incorporation, as amended (the “Articles”), in order to, among other things: (i) create and authorize the issuance of an unlimited number of a new class of non-voting and non-participating exchangeable shares in the capital of Canopy Growth (the “Exchangeable Shares”). The Exchangeable Shares will not carry voting rights, rights to receive dividends or other rights upon dissolution of Canopy Growth but will be convertible into Shares.

The detailed results of the vote at the Meeting are set out below:

Votes cast FOR	% Votes FOR	Votes cast AGAINST	% Votes AGAINST	Abstentions	% Abstentions
30,818,252	95.56%	1,313,601	4.07%	118,725	0.37%

1 MJBiz market forecast of total U.S. cannabis market by 2026. All financial figures in this press release are in USD unless otherwise specified.

“With this successful shareholder vote complete, our Canopy USA strategy is advancing and is poised to make Canopy the first and only U.S. listed cannabis company offering shareholders unique exposure to the rapid growth of the U.S. cannabis market,” said David Klein, Chief Executive Officer of Canopy Growth. “Canopy USA can now move quickly to acquire its U.S. assets in Wana, Jetty, and Acreage, and we expect Canopy Growth to begin highlighting Canopy USA’s financial performance to our shareholders later this year.”

Added Klein, “Buoyed by recent comments from the President and the Vice-President, Canopy Growth continues to be cautiously optimistic that cannabis will be moved to Schedule III in the near-term. Following this, we expect an immediate enhancement to the cashflow of Wana, Jetty, and Acreage resulting from the removal of the prohibition on business deductions in Section 280 which we expect to help power their growth.”

Overview of Canopy USA Strategy

On October 25, 2022, Canopy Growth previously announced a strategy to accelerate its entry into the U.S. cannabis industry and unleash the value of its full U.S. cannabis ecosystem through the creation of a new U.S.-domiciled holding company, Canopy USA, LLC (“Canopy USA”). Canopy USA holds the Company’s U.S. cannabis investments, which will enable it to exercise rights to acquire Acreage Holdings, Inc. (“Acreage”), Mountain High Products, LLC, Wana Wellness, LLC and The Cima Group, LLC (collectively, “Wana”) and Lemurian, Inc. (“Jetty”). Canopy Growth is expected to deconsolidate the financial results of Canopy USA and have a non-controlling interest in Canopy USA, which will be accounted for as an equity method (fair value) investment.

Potential benefits of this strategy include:

•	Fast Tracks Entry into the World’s Largest and Fastest Growing Cannabis Market: The U.S. retail cannabis market is projected to be as high as approximately US$50 billion in 2026, and this strategy aims to unlock the ability to capture share and return on investments made to date. Through these “stepping stone” transactions, Canopy Growth will be strategically repositioned to capitalize on the benefits of complete ownership and control of its U.S. THC portfolio of assets following the date that the NASDAQ Stock Market or The New York Stock Exchange permit the listing of companies that consolidate the financial statements of companies that cultivate, distribute or possess marijuana (as defined in 21 U.S.C 802) in the United States.

•	Establishes a Leading, Brand Focused Powerhouse: Canopy USA’s portfolio includes some of the most recognized, iconic cannabis brands in the United States that we believe are ideally positioned in the fastest growing categories, such as edibles, vapes, and flower. Canopy USA is expected to leverage the best of each brand’s offerings to accelerate growth and market expansion as key states across the country continue to allow adult-use cannabis usage, realizing value in the near term and setting Canopy Growth up for a fast start upon U.S. federal permissibility of cannabis.

•	Financial Benefit via Revenue and Cost Synergies within Canopy USA: The combination of U.S. cannabis assets is expected to generate revenue and cost synergies within Canopy USA by leveraging the brands, routes to market and operations of the full U.S. cannabis ecosystem while eliminating redundancies across certain of the U.S. THC portfolio of assets and the public company reporting costs of Acreage. Furthermore, as a result of the various investments, counterparties and definitive agreements in connection with the U.S. THC portfolio of assets, the time, complexity and cost associated with monitoring and valuing each underlying contract is financially and logistically burdensome. As a result of the formation of Canopy USA, the Company has adopted a singular approach to its U.S. strategy. Over time we expect to realize value as a result of: (i) reduced operating expenses for Canopy Growth with respect to the monitoring of the U.S. THC portfolio of assets; and (ii) cost synergies across Canopy USA, including the elimination of public company reporting costs for Acreage, all of which are expected to be realized while cannabis remains federally illegal in the United States.

•	Highlights the Value of Canopy’s U.S. THC Investments: While Canopy Growth will not consolidate the financial results of Canopy USA, Canopy Growth expects to highlight the value of Canopy USA’s U.S. THC assets to investors following their acquisition.

Expected Next Steps in Canopy USA Strategy

With shareholders of the Company approving the Amendment Proposal at the Meeting, the following principal steps are expected to be completed:

•	The Company is expected to amend its Articles to create and authorize the issuance of an unlimited number of Exchangeable Shares;

•	Following the creation of the Exchangeable Shares, Constellation Brands, Inc., (“CBI”) Canopy Growth's largest shareholder, is expected to convert its Shares into Exchangeable Shares and the CBI nominees that are currently sitting on the Company’s Board of Directors are expected to resign as directors of the Company following the expected termination of the second amended and restated investor rights agreement dated April 18, 2019 among Canopy Growth, CBG Holdings LLC and Greenstar Investment Limited Partnership, wholly-owned subsidiaries of CBI (collectively, the “CBI Actions”). Following the CBI Actions, CBI will continue to be Canopy Growth’s largest shareholder; and

•	Following completion of the CBI Actions, and the completion of the investment in Canopy USA by a third-party, Canopy USA is expected to exercise its options and acquire Acreage, Wana and Jetty. The acquisitions of Wana and Jetty are expected to be completed in the Company’s Q2 FY2025. The acquisition of Acreage is expected to be completed by the end of Canopy Growth’s FY2025.

Canopy Growth shareholders may elect to convert all or part of their Shares into non-trading Exchangeable Shares (the “Common Share Conversion Right”) and holders of Exchangeable Shares may elect to convert all or part of their Exchangeable Shares into Common Shares (the “Exchangeable Share Conversion Right”, together with the Common Share Conversion Right, the “Conversion Right”). It is important to note that the Exchangeable Shares will not be publicly tradable on the TSX, or NASDAQ , or on any stock exchange. The Conversion Right may be exercised by registered holders of Shares and Exchangeable Shares, as applicable, at any time following the effective time of the creation of the Exchangeable Shares, by completing and signing a notice of conversion. For more information concerning the Conversion Right, please refer to the press release of the Company dated March 11, 2024 (https://www.canopygrowth.com/investors/news-releases/canopy-growth-announces-details-regarding-converting-into-exchangeable-shares-2/).

For complete results on the matter voted on at the Meeting, please consult the Company’s Report of Voting Results, which will be filed on the Company’s SEDAR+ profile at www.sedarplus.ca, and the Company’s Form 8-K which will be filed on EDGAR at www.sec.gov/edgar.

About Canopy Growth Corporation

Canopy Growth is a leading North American cannabis and consumer packaged goods (“CPG”) company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to our consumers, Canopy Growth delivers innovative products with a focus on premium and mainstream cannabis brands including Doja, 7ACRES, Tweed, and Deep Space. Canopy Growth’s CPG portfolio features gourmet wellness products by Martha Stewart CBD, and category defining vaporizer technology made in Germany by Storz & Bickel.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through its rights to Acreage, a vertically integrated multi-state cannabis operator with principal operations in densely populated states across the Northeast, as well as Wana Brands, a leading cannabis edible brand in North America, and Jetty Extracts, a California-based producer of high-quality cannabis extracts and pioneer of clean vape technology.

Beyond its world-class products, Canopy Growth is leading the industry forward through a commitment to social equity, responsible use, and community reinvestment—pioneering a future where cannabis is understood and welcomed for its potential to help achieve greater well-being and life enhancement. For more information visit www.canopygrowth.com.

Notice Regarding Forward-Looking Information

This press release contains “forward-looking statements” within the meaning of applicable securities laws, which involve certain known and unknown risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and the performance of our investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “strategy,” “estimate,” “expect,” “project,” “projections,” “forecasts,” “plans,” “seeks,” “anticipates,” “potential,” “proposed,” “will,” “should,” “could,” “would,” “may,” “likely,” “designed to,” “foreseeable future,” “believe,” “scheduled” and other similar expressions. Our actual results or outcomes may differ materially from those anticipated. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.

Forward-looking statements include, but are not limited to, statements with respect to: expectations regarding the Canopy USA THC platform; statements regarding the expected size of the U.S. cannabis market; statements with respect to our ability to execute on our strategy to accelerate the Company’s entry into the U.S. cannabis industry, capitalize on the opportunity for growth in the U.S. cannabis sector and the anticipated benefits of such strategy, including the ability to generate revenues and cost synergies; expectations regarding the Company's ability to deconsolidate the financial results of Canopy USA from the financial results of Canopy Growth; the timing and outcome of the exercise of rights to acquire Acreage, Wana and Jetty, including the satisfaction or waiver of the closing conditions set out in the underlying agreements and receipt of all regulatory approvals; the timing and outcome of the CBI Actions; expectations regarding the Company’s future financial reporting, including the timing and contents thereof; expectations regarding the U.S. federal laws and regulations and any amendments thereto; expectations regarding the potential success of, and the costs and benefits associated with, our acquisitions, joint ventures, strategic alliances, equity investments and dispositions; our ability to successfully create and launch brands and further create, launch and scale cannabis-based products; our ability to continue as a going concern; our ability to execute on our strategy and the anticipated benefits of such strategy; the timing and nature of legislative changes in the U.S. regarding the regulation of cannabis, including THC; the future performance of our business and operations; and our ability to comply with the listing requirements of the Nasdaq Stock Market LLC and the Toronto Stock Exchange.

Certain of the forward-looking statements contained herein concerning the industries in which we conduct our business are based on estimates prepared by us using data from publicly available governmental sources, market research, industry analysis and on assumptions based on data and knowledge of these industries, which we believe to be reasonable. However, although generally indicative of relative market positions, market shares and performance characteristics, such data is inherently imprecise. The industries in which we conduct our business involve risks and uncertainties that are subject to change based on various factors, which are described further below.

The forward-looking statements contained herein are based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including, without limitation: (i) management’s perceptions of historical trends, current conditions and expected future developments; (ii) general economic, financial market, regulatory and political conditions in which we operate; (iii) anticipated and unanticipated costs; (iv) government regulation; (v) our ability to realize anticipated benefits, synergies or generate revenue, profits or value; and (xiii) other considerations that management believes to be appropriate in the circumstances. While our management considers these assumptions to be reasonable based on information currently available to management, there is no assurance that such expectations will prove to be correct.

By their nature, forward-looking statements are subject to inherent risks and uncertainties that may be general or specific and which give rise to the possibility that expectations, forecasts, predictions, projections or conclusions will not prove to be accurate, that assumptions may not be correct and that objectives, strategic goals and priorities will not be achieved. A variety of factors, including known and unknown risks, many of which are beyond our control, could cause actual results to differ materially from the forward-looking statements in this press release and other reports we file with, or furnish to, the United States Securities and Exchange Commission (the “SEC”) and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf. Such factors include, without limitation, our limited operating history; the diversion of management time on issues related to Canopy USA; the risks the risks relating to the conditions precedent to the acquisitions of Acreage, Wana and Jetty not being satisfied or waived; the risks related to Acreage’s financial statements expressing doubt about its ability to continue as a going concern; the fact that we have yet to receive audited financial statements from Jetty; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan (either within the expected timeframe or at all); volatility in and/or degradation of general economic, market, industry or business conditions; compliance with applicable policies and regulations; changes in regulatory requirements in relation to our business and products; our reliance on licenses issued by and contractual arrangements with various federal, state and provincial governmental authorities; inherent uncertainty associated with projections; future levels of revenues and the impact of increasing levels of competition; third-party manufacturing risks; third-party transportation risks; inflation risks; our exposure to risks related to an agricultural business, including wholesale price volatility and variable product quality; changes in laws, regulations and guidelines and our compliance with such laws, regulations and guidelines; risks relating to our ability to refinance debt as and when required on terms favorable to us and to comply with covenants contained in our debt facilities and debt instruments; risks related to the integration of acquired businesses; the timing and manner of the legalization of cannabis in the United States; business strategies, growth opportunities and expected investment; counterparty risks and liquidity risks that may impact our ability to obtain loans and other credit facilities on favorable terms; the potential effects of judicial, regulatory or other proceedings, litigation or threatened litigation or proceedings, or reviews or investigations, on our business, financial condition, results of operations and cash flows; the anticipated effects of actions of third parties such as competitors, activist investors or federal, state, provincial, territorial or local regulatory authorities, self-regulatory organizations, plaintiffs in litigation or persons threatening litigation; consumer demand for cannabis; the implementation and effectiveness of key personnel changes; risks related to stock exchange restrictions; the risks related to the Exchangeable Shares having different rights from our common shares and the fact that there may never be a trading market for the Exchangeable Shares; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; and the factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2023 filed with the SEC on EDGAR and with the Canadian securities regulators on SEDAR+ on June 22, 2023, in Item 1A of Part II of the Company’s Form 10-Q for the fiscal quarter ended December 31, 2023 filed with the SEC on EDGAR and with the Canadian securities regulators on SEDAR+ on February 9, 2024, as well as those disclosed under the heading “Amendment Proposal—Risk Factors Relating to the Amendment Proposal” in the Proxy Statement. Readers are cautioned to consider these and other factors, uncertainties and potential events carefully and not to put undue reliance on forward-looking statements.

While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements are made as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, estimates or opinions, future events or results or otherwise or to explain any material difference between subsequent actual events and such forward-looking statements, except as required by law. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.

SOURCE Canopy Growth Corporation

For further information: Nik Schwenker, Vice-President, Communications, media@canopygrowth.com; Investor Contact: Tyler Burns, Director, Investor Relations, tyler.burns@canopygrowth.com